[logo] MFS(SM)                                               Semiannual Report
THE FIRST NAME IN MUTUAL FUNDS                                August 31, 1995

MFS(R) GOVERNMENT SECURITIES FUND
(A picture of two men sitting at a window.)

MFS(R)  GOVERNMENT  SECURITIES  FUND

TRUSTEES                                                           CUSTODIAN
A. Keith Brodkin<F1> - Chairman and President                      State Street Bank and Trust Company

Richard B. Bailey<F1> - Private Investor;                          AUDITORS
Former Chairman and Director (until 1991),                         Deloitte & Touche LLP
Massachusetts Financial Services Company
                                                                   INVESTOR  INFORMATION
Peter G. Harwood - Private Investor                                For MFS stock and bond market outlooks,
                                                                   call toll free: 1-800-637-4458 anytime from
J. Atwood Ives - Chairman and Chief Executive                      a touch-tone telephone.
Officer, Eastern Enterprises
                                                                   For information on MFS mutual funds,
Lawrence T. Perera - Partner,                                      call your financial adviser or, for an
Hemenway & Barnes                                                  information kit, call toll free:
                                                                   1-800-637-2929 any business day from
William J. Poorvu - Adjunct Professor, Harvard                     9 a.m. to 5 p.m. Eastern time (or leave
University Graduate School of Business                             a message anytime).
Administration
                                                                   INVESTOR  SERVICE
Charles W. Schmidt - Private Investor                              MFS Service Center, Inc.
                                                                   P.O. Box 2281
Arnold D. Scott<F1> - Senior Executive Vice                        Boston, MA 02107-9906
President and Secretary, Massachusetts
Financial Services Company                                         For general information, call toll free:
                                                                   1-800-225-2606 any business day from
Jeffrey L. Shames<F1> - President, Massachusetts                   8 a.m. to 8 p.m. Eastern time.
Financial Services Company                                         For service to speech- or hearing-impaired,
                                                                   call toll free: 1-800-637-6576 any business
Elaine R. Smith  - Independent Consultant                          day from 9 a.m. to 5 p.m. Eastern time.
                                                                   (To use this service, your phone must be equipped with a
David B. Stone - Chairman, North American                          Telecommunications Device for the Deaf.)
Management Corp. (Investment Adviser)
                                                                   For share prices, account balances and
                                                                   exchanges, call toll free: 1-800-MFS-TALK
INVESTMENT  ADVISER                                                (1-800-637-8255) anytime from a touch-tone telephone.
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO  MANAGER
Steven E. Nothern<F1>

TREASURER
W. Thomas London<F1>

ASSISTANT  TREASURER
James O. Yost<F1>

SECRETARY
Stephen E. Cavan<F1>

ASSISTANT  SECRETARY
James R. Bordewick, Jr.<F1>

<F1>Affiliated with the Investment Adviser

LETTER  TO  SHAREHOLDERS

Dear Shareholders:
The fixed-income market staged a strong rebound during the six-month period ended August 31, 1995. The Federal Reserve Board ended its year-long string of tightening steps last February and held policy steady through the spring. The Federal Reserve subsequently lowered the federal funds rate 25 basis points (0.25%) to 5.75% on July 6, citing the reduced threat of inflation. The fixed-income market responded positively to this, as well as to signs of economic slowdown and evidence that inflation pressures remain moderate. Two-year U.S. Treasury yields, which were at 6.90% at the end of February 1995, declined to 5.85% by the end of August, while yields on 10-year Treasuries declined from 7.20% to 6.29%. In terms of investment results, an investment in two-year Treasuries would have provided a total return of +4.81%, while an investment in 10-year Treasuries would have produced a total return of +9.67%. Treasury securities, if held to maturity, offer a fixed rate of return. The Fund, which seeks to provide investors with current income and preservation of capital, was an active participant in the rally. During this period, Class A shares of the Fund provided a total return of +8.22%, while the total return on Class B shares was +7.80%. Both of these returns assume the reinvestment of distributions but exclude the effects of any sales charges. Complete performance information for the Fund is provided on page four of this report.

Economic Outlook
Moderate, but sustainable growth appears to be the hallmark of the economic expansion's fifth year. After slowing earlier in the summer, consumer spending and homebuying were showing renewed strength by August 31, while businesses continued to work off excess inventories and reduce factory output. Meanwhile, overseas economies, particularly those of Germany and Japan, have not recovered as expected, limiting U.S. export growth. However, we believe the Federal Reserve's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough confidence to help maintain 2 1/2% to 3% real (adjusted for inflation) growth in gross domestic product, at least through 1995.

Interest Rates
Although the Federal Reserve implemented a one-quarter percentage point decrease in short-term interest rates in July, the effects of its seven rate increases, which began in early 1994 and ended in February of this year, are still being felt throughout the economy. While there have been some increases in commodity prices, companies have not been able to pass along most of those higher costs, partly because of the need to keep fighting for market share, but also because wages and benefits of U.S. workers are still growing at a pace that is near or perhaps below the inflation rate, limiting consumer buying power. At the end of July, the nation's employment cost index had risen at a rate of just 2.80% over the previous year, helping to contain cost pressures. At the same time, however, the bond markets have apparently become convinced that economic growth will be contained for the near future and have allowed long-term interest rates to decline slightly. Although previous monetary easing by the Federal Reserve has been followed by additional rate reductions, prospects for further decreases in the current environment are uncertain. Still, with long-term government bonds yielding 6.60%, in an environment of 2 1/2% to 3% inflation, real rates of return in the fixed-income markets remain relatively attractive.

Portfolio Performance and Strategy
During the past six months, we have increased the overall interest rate sensitivity of the portfolio seeking to benefit from opportunities for capital appreciation. The portfolio duration is currently 6.1 years, approximately equivalent to an eight-year Treasury in overall interest rate sensitivity and approximately 35% greater in duration than an unmanaged government-sector index. Keep in mind, principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity. We anticipate maintaining this exposure because a continued positive outlook for the bond market is suggested by several investment themes. Inflation remains well contained at a relatively low 2 1/2% to 3% level. Real interest rates are high by historical standards, with inflation-adjusted federal funds 1% greater than the long-term average of 1.80%; such high rates will limit how much growth in domestic product can rebound. Also, the Federal Reserve has begun what should be a sustained easing process, bringing the federal funds rate to the 4 1/2% to 5% range. Meanwhile, unit labor costs are increasing very slowly, and capacity utilization rates are declining. And finally, the dollar rebound will limit import price inflation. Many of these positive themes, however, will take a long time to play out.

    With regard to the Fund's investments, our ability to invest in agencies, Treasuries and mortgage-backed securities within a range of maturities has proven helpful in this rapidly changing environment. The Fund remains substantially invested in government-sponsored or agency securities, as we are able to add attractive incremental yield to the portfolio in this sector. Government guarantees apply only to the underlying securities held in the portfolio and not to prices of shares held in a managed portfolio. The Fund's mortgage-sector exposure, however, was reduced to approximately 35%, or about neutral to an unmanaged government-securities index, as assets were reallocated to intermediate-maturity Treasuries.

    The mortgage-backed pass-through securities holdings consist of mostly 30-year issues. These securities have a price sensitivity comparable to five-year Treasuries, with yield spreads of 1.00% to 1.30% greater than comparable Treasury issues. The mortgage market has been an attractive segment recently given the wide yield spreads, low levels of issuance, and good call protection, and we will likely increase exposure to this sector in the next few months. The Fund will, however, continue to adhere to its policy of avoiding any exposure to the more volatile mortgage-derivative securities.

    As always, we will maintain our commitment to providing competitive and consistent returns over the long term. We appreciate your support and welcome any questions or comments you may have.

Respectfully,
----------------------         --------------------------
A photo of A. Keith Brodkin,    A photo of Steven E. Nothern,
Chairman and President.         Portfolio Manager
----------------------         --------------------------

/s/ A. Keith Brodkin           /s/ Steven E. Nothern
A. Keith Brodkin               Steven E. Nothern
Chairman and President         Portfolio Manager

September 12, 1995

PERFORMANCE  SUMMARY

Because mutual funds like MFS Government Securities Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A and Class B shares for the applicable time periods.

AVERAGE  ANNUAL  AND  CUMULATIVE  TOTAL  RATES  OF  RETURN

Class A Investment Results
(net asset value change including reinvested distributions)

                    6 Months       1 Year      5 Years     10 Years
-----------------------------------------------------------------------
Cumulative
Total Return*         +8.22%      +11.49%      +54.37%     +119.57%
-----------------------------------------------------------------------
Average Annual
Total Return*            --       +11.49%      + 9.07%     +  8.18%
-----------------------------------------------------------------------

The average annual total returns, calculated for the period ended as of the most recent calendar quarter as required by the Securities and Exchange Commission (the SEC), with all distributions reinvested and reflecting the maximum sales charge of 4.75% on the initial investment for the 1-, 5- and 10-year periods ended June 30, 1995, were +7.03%, +7.79% and +7.82%, respectively.

Class B Investment Results
(net asset value change including reinvested distributions)
                                                            8/30/93(+)-
                                 6 Months       1 Year      8/31/95
------------------------------------------------------------------------
Cumulative Total Return(+)(+)     + 7.80%      +10.64%     +  7.00%
------------------------------------------------------------------------
Average Annual Total Return(+)(+)     --       +10.64%     +  3.44%
------------------------------------------------------------------------

The average annual total returns, calculated for the period ended as of the most recent calendar quarter as required by the SEC, with all distributions reinvested and reflecting the current maximum contingent deferred sales charge
(CDSC) of 4% for the 1-year period ended June 30, 1995 and for the period from August 30, 1993(+) to June 30, 1995, were +7.50% and +1.27%, respectively.

All results represent past performance and are not necessarily an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All Fund results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable. The subsidy may be rescinded by MFS at any time.

* These results do not include the sales charge. If the charge had been included, the results would have been lower.
(+)    Commencement of offering of this class of shares.
(+)(+) These results do not include any CDSC. If the charge had been included, the results would have been lower.

PORTFOLIO  OF  INVESTMENTS - August 31, 1995
Bonds - 97.9%
-----------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)           Value
-----------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation - 0.7%
  FHLMC, 9s, 2001 - 2006                              $ 2,953  $    3,078,843
-----------------------------------------------------------------------------
Federal National Mortgage Association - 12.0%
  FNMA, 8.46s, 2002                                   $ 5,758  $    6,069,565
  FNMA, 8.5s, 2001 - 2010                              32,952      22,598,438
  FNMA, 9s, 2001 - 2007                                 8,336       8,701,063
  FNMA, 9.5s, 2024 - 2025                              13,938      14,661,284
                                                               --------------
                                                               $   52,030,350
-----------------------------------------------------------------------------
Financing Corporation - 13.1%
  FICO, 10.7s, 2017                                   $20,790  $   28,950,075
  FICO, 9.8s, 2018                                     16,500      21,336,480
  FICO, 10.35s, 2018                                    5,000       6,782,050
                                                               --------------
                                                               $   57,068,605
-----------------------------------------------------------------------------
Government National Mortgage Association - 26.4%
  GNMA, 7s, 2023 - 2025                               $39,259  $   38,584,411
  GNMA, 7.5s, 2022 - 2024                               7,478       7,520,487
  GNMA, 8.5s, 2001 - 2009                              11,533      12,012,144
  GNMA, 9s, 2004 - 2010                                28,103      29,499,135
  GNMA, 10.5s, 2020                                     8,958       9,878,996
  GNMA, 10.75s, 2015 - 2016                               396         431,980
  GNMA, 11s, 2009 - 2020                               10,574      11,797,064
  GNMA, 11.5s, 2010 - 2013                              1,938       2,186,717
  GNMA, 12s, 2013 - 2015                                1,041       1,172,653
  GNMA, 12.5s, 2011                                     1,240       1,401,071
                                                               --------------
                                                               $  114,484,658
-----------------------------------------------------------------------------
Small Business Administration - 7.7%
  SBA, 10.35s, 1997                                   $ 2,440  $    2,578,323
  SBA, 9.9s, 2008                                       1,301       1,470,091
  SBA, 9.05s, 2009                                      2,649       2,907,951
  SBA, 9.1s, 2009                                       3,578       3,941,513
  SBA, 10.05s, 2009                                     1,526       1,740,152
  SBA, 9.25s, 2010                                      3,572       3,971,428
  SBA, 9.3s, 2010                                       5,096       5,690,036
  SBA, 9.5s, 2010                                         343         386,241
  SBA, 9.65s, 2010                                      1,682       1,899,657
  SBA, 9.7s, 2010                                       1,604       1,814,089
  SBA, 8.625s, 2011                                     4,275       4,647,691
  SBA, 8.8s, 2011                                       2,129       2,339,310
                                                               --------------
                                                               $   33,386,482
-----------------------------------------------------------------------------
U.S. Treasury Obligations - 38.0%
  U.S. Treasury Notes, 7.5s, 1999                     $20,500  $   21,553,905
  U.S. Treasury Notes, 9.125s, 1999                    12,000      13,209,360
  U.S. Treasury Notes, 6.125s, 2000                    10,000      10,017,189
  U.S. Treasury Notes, 6.25s, 2000                     13,500      13,601,250
  U.S. Treasury Notes, 6.25s, 2003                      6,000       5,993,460
  U.S. Treasury Bonds, 10.75s, 2005                    15,000      19,741,350
  U.S. Treasury Bonds, 9.875s, 2015                    35,500      47,692,120
  U.S. Treasury Bonds, 7.125s, 2023                    27,500      28,716,050
  U.S. Treasury Bonds, 7.625s, 2025                     4,000       4,456,880
                                                               --------------
                                                               $  164,981,564
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $419,709,401)                    $  425,030,502
-----------------------------------------------------------------------------
Repurchase  Agreement - 0.7%
-----------------------------------------------------------------------------
  Prudential Bache Securities, Inc., dated
    8/31/95, due 9/01/95, total to be
    received $2,769,441 (secured by U.S.
    Treasury Note, 6.875s, due 3/31/97,
    market value $2,831,950),
    at Cost and Value                                 $ 2,769  $    2,769,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $422,478,401)              $  427,799,502
Other  Assets,  Less  Liabilities - 1.4%                            6,164,934
-----------------------------------------------------------------------------
Net Assets - 100.0%                                            $  433,964,436
-----------------------------------------------------------------------------

See notes to financial statements

FINANCIAL  STATEMENTS

Statement  of  Assets  and  Liabilities
------------------------------------------------------------------------------
August 31, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $422,478,401)       $  427,799,502
  Receivable for investments sold                                 10,770,684
  Receivable for Fund shares sold                                    501,350
  Interest receivable                                              5,856,206
  Other assets                                                        11,592
                                                              --------------
      Total assets                                            $  444,939,334
                                                              --------------
Liabilities:
  Cash overdraft                                              $       34,489
  Payable for investments purchased                               10,070,448
  Payable for Fund shares reacquired                                 448,221
  Payable to affiliates -
    Management fee                                                     2,235
    Shareholder servicing agent fee                                    1,984
    Distribution fee                                                 187,639
  Accrued expenses and other liabilities                             229,882
                                                              --------------
      Total liabilities                                       $   10,974,898
                                                              --------------
Net assets                                                    $  433,964,436
                                                              ==============
Net assets consist of:
  Paid-in capital                                             $  462,347,050
  Unrealized appreciation on investments                           5,321,101
  Accumulated net realized loss on investments                   (34,858,767)
  Accumulated undistributed net investment income                  1,155,052
                                                              --------------
      Total                                                   $  433,964,436
                                                              ==============
Shares of beneficial interest outstanding                       45,088,952
                                                              ==============
Class A shares:
  Net asset value and redemption price per share
    (net assets of $318,316,255 / 33,062,465 shares of
    beneficial interest outstanding)                              $ 9.63
                                                                  ======
  Offering price per share (100/95.25)                            $10.11
                                                                  ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $115,648,181 / 12,026,487 shares of
    beneficial interest outstanding)                              $ 9.62
                                                                  ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement  of  Operations
------------------------------------------------------------------------------
Six Months Ended August 31, 1995
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                 $17,105,261
                                                                  -----------
  Expenses -
    Management fee                                                $   864,594
    Trustees' compensation                                             16,376
    Shareholder servicing agent fee (Class A)                         240,164
    Shareholder servicing agent fee (Class B)                         120,435
    Distribution and service fee (Class A)                            560,382
    Distribution and service fee (Class B)                            547,433
    Custodian fee                                                      53,004
    Postage                                                            50,123
    Printing                                                           32,343
    Auditing fees                                                      29,900
    Legal fees                                                          2,828
    Miscellaneous                                                     124,369
                                                                  -----------
      Total expenses                                              $ 2,641,951
    Preliminary reduction of expenses by investment adviser          (454,656)
                                                                  -----------
      Net expenses                                                $ 2,187,295
                                                                  -----------
        Net investment income                                     $14,917,966
                                                                  -----------
Realized and unrealized gain (loss) on investments:
    Realized gain (identified cost basis) on investment
      transactions                                                $ 9,212,623
    Change in unrealized appreciation on investments                9,131,971
                                                                  -----------
      Net realized and unrealized gain on investments             $18,344,594
                                                                  -----------
        Increase in net assets from operations                    $33,262,560
                                                                  ===========
See notes to financial statements

Statement  of  Changes  in  Net  Assets
------------------------------------------------------------------------------
                                               Six Months
                                                    Ended          Year Ended
                                          August 31, 1995   February 28, 1995
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                      $ 14,917,966        $ 30,647,310
  Net realized gain (loss) on
    investments                                 9,212,623         (30,049,219)
  Net unrealized gain on investments            9,131,971           2,074,012
                                             ------------        ------------
    Increase in net assets from
      operations                             $ 33,262,560        $  2,672,103
                                             ------------        ------------
Distributions declared to shareholders -
  From net investment income (Class A)       $(11,325,946)       $(23,920,995)
  From net investment income (Class B)         (3,541,280)         (6,552,834)
                                             ------------        ------------
    Total distributions declared to
      shareholders                           $(14,867,226)       $(30,473,829)
                                             ------------        ------------
Fund share (principal) transactions -
  Net proceeds from sales of shares          $ 51,472,178        $ 76,797,389
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                               9,127,803          18,466,757
  Cost of shares reacquired                   (68,325,237)       (129,977,096)
                                             ------------        ------------
    Decrease in net assets from Fund
      share transactions                     $ (7,725,256)       $(34,712,950)
                                             ------------        ------------
      Total increase (decrease) in net
        assets                               $ 10,670,078        $(62,514,676)
Net assets:
  At beginning of period                      423,294,358         485,809,034
                                             ------------        ------------
  At end of period (including
    accumulated undistributed
    (distributions in excess of) net
    investment income of $1,155,052,
    $1,104,312 and $(25,600),
    respectively)                            $433,964,436        $423,294,358
                                             ============        ============
See notes to financial statements

Financial  Highlights
------------------------------------------------------------------------------------------------------------------------
                                            Six                                Eleven
                                   Months Ended         Year Ended       Months Ended     Year Ended March 31,
                                     August 31,       February 28,       February 28,     -----------------------------------------
                                           1995               1995               1994           1993           1992           1991
--------------------------------------------------------------------------------------------------------------------
                                        Class A
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value  - beginning of period   $ 9.22             $ 9.79             $10.00         $ 9.43         $ 9.29         $ 9.10
                                         ------             ------             ------         ------         ------         ------
Income from investment operations<F3> -
  Net investment income<F6>              $ 0.34             $ 0.67             $ 0.63         $ 0.67         $ 0.75         $ 0.78
  Net realized and unrealized
   gain (loss) on investments              0.40              (0.58)             (0.20)          0.60           0.14           0.19
                                         ------             ------             ------         ------         ------         ------
      Total from investment
       operations                        $ 0.74             $ 0.09             $ 0.43         $ 1.27         $ 0.89         $ 0.97
                                         ------             ------             ------         ------         ------         ------
Less distributions declared to
 shareholders -
  From net investment income             $(0.33)            $(0.66)            $(0.58)<F4>    $(0.70)        $(0.75)        $(0.78)
  In excess of net realized
   gain on investments                       --                 --              (0.06)            --             --             --
                                         ------             ------             ------         ------         ------         ------
      Total distributions declared
       to shareholders                   $(0.33)            $(0.66)            $(0.64)        $(0.70)        $(0.75)        $(0.78)
                                         ------             ------             ------         ------         ------         ------
Net asset value - end of period          $ 9.63             $ 9.22             $ 9.79         $10.00         $ 9.43         $ 9.29
                                         ======             ======             ======         ======         ======         ======
Total return<F5>                          8.22%<F2>          1.21%              6.57%         13.94%          9.96%         11.13%

Ratios (to average net assets)/Supplemental data<F6>:
  Expenses                                0.83%<F1>          0.79%              0.68%<F1>      1.20%          1.25%          1.28%
  Net investment income                   7.07%<F1>          7.24%              6.83%<F1>      7.18%          7.95%          8.56%
Portfolio turnover                         186%               385%               167%           264%           270%            95%
Net assets at end of period
 (000 omitted)                         $318,316           $318,116           $372,702       $356,735       $356,366       $323,612

<F1> Annualized.
<F2> Not annualized.
<F3> Per share data subsequent to and including February 28, 1994 is based on average shares outstanding.
<F4> Amount includes distribution in excess of net investment income of less than $0.001 per share for the period indicated.
<F5> Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
<F6> The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

  Net investment income                  $ 0.33             $ 0.65             $ 0.59           --             --             --
  Ratios (to average net assets):
    Expenses                              1.04%<F1>          1.05%              1.17%<F1>       --             --             --
    Net investment income                 6.86%<F1>          6.98%              6.34%<F1>       --             --             --

See notes to financial statements

Financial  Highlights - continued
----------------------------------------------------------------------------------------------------------------------
Year Ended March 31,                  1990           1989           1988           1987           1986           1985<F1>
----------------------------------------------------------------------------------------------------------------------
                                   Class A
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
 of period                          $ 9.05         $ 9.56         $10.22         $10.53         $ 9.95          $ 9.53
                                    ------         ------         ------         ------         ------          ------

Income from investment operations -
  Net investment income             $ 0.82         $ 0.86         $ 0.87         $ 0.94         $ 1.07          $ 0.66
  Net realized and
   unrealized gain (loss) on
   investments                        0.04          (0.51)         (0.59)         (0.20)          0.68            0.33
                                    ------         ------         ------         ------         ------          ------
      Total from investment
       operations                   $ 0.86         $ 0.35         $ 0.28         $ 0.74         $ 1.75          $ 0.99
                                    ------         ------         ------         ------         ------          ------
Less distributions declared
 to shareholders -
  From net investment income        $(0.81)        $(0.86)        $(0.88)        $(0.94)        $(1.08)         $(0.57)
  From net realized gain on
   investments                         --             --           (0.06)         (0.11)         (0.09)             --
                                    ------         ------         ------         ------         ------          ------
      Total distributions
       declared to
       shareholders                 $(0.81)        $(0.86)        $(0.94)        $(1.05)        $(1.17)         $(0.57)
                                    ------         ------         ------         ------         ------          ------
Net asset value - end of period     $ 9.10         $ 9.05         $ 9.56         $10.22         $10.53          $ 9.95
                                    ======         ======         ======         ======         ======          ======
Total return<F3>                     9.72%          3.84%          3.11%          7.48%         18.70%          15.52%<F2>
Ratios (to average net assets)/Supplemental data:
  Expenses                           1.29%          1.40%          1.18%          1.18%          1.09%           1.29%<F2>
  Net investment income              8.81%          9.25%          9.10%          9.14%         10.43%          11.26%<F2>
Portfolio turnover                    260%           346%           417%           191%           128%            158%
Net assets at end of period
 (000 omitted)                    $327,877       $348,617       $397,239       $487,975       $343,270        $130,699

<F1> For the period from the commencement of investment operations, July 25, 1984 to March 31, 1985.
<F2> Annualized.
<F3> Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial  Highlights - continued
------------------------------------------------------------------------------------------------
                                                Six
                                       Months Ended           Year Ended           Period Ended
                                         August 31,         February 28,           February 28,
                                               1995                 1995                   1994<F1>
------------------------------------------------------------------------------------------------
                                            Class B
------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning  of period       $ 9.22               $ 9.78                 $10.16
                                             ------               ------                 ------
Income from investment operations<F4> -
  Net investment income<F6>                  $ 0.30               $ 0.59                 $ 0.30
  Net realized and unrealized gain
   (loss) on investments                       0.41                (0.56)                 (0.43)
                                             ------               ------                 ------
      Total from investment operations       $ 0.71               $ 0.03                 $(0.13)
                                             ------               ------                 ------
Less distributions declared to shareholders
  from net investment income                 $(0.31)              $(0.59)                $(0.25)<F5>
                                             ------               ------                 ------
Net asset value - end of period              $ 9.62               $ 9.22                 $ 9.78
                                             ======               ======                 ======
Total return                                  7.80%<F3>            0.57%                (1.29)%<F3>

Ratios (to average net assets)/Supplemental data<F6>:
  Expenses                                    1.54%<F2>            1.51%                  1.39%<F2>
  Net investment income                       6.36%<F2>            6.52%                  5.92%<F2>
Portfolio turnover                             186%                 385%                   167%

Net assets at end of period (000 omitted)  $115,648             $105,178               $113,107

<F1> For the period from the commencement of offering of Class B shares, August 30, 1993 to February 28, 1994.
<F2> Annualized.
<F3> Not annualized.
<F4> Per share data is based on average shares outstanding.
<F5> Amount includes distribution in excess of net investment income of less than $0.001  per share for the period indicated.
<F6> The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

  Net investment income                      $ 0.29               $ 0.57                 $ 0.28
  Ratios (to average net assets):
    Expenses                                  1.75%<F2>            1.77%                  1.87%<F2>
    Net investment income                     6.15%<F2>            6.26%                  5.44%<F2>

See notes to financial statements

NOTES  TO  FINANCIAL  STATEMENTS
(1) Business  and  Organization
MFS Government Securities Fund (the Fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant  Accounting  Policies
Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

At February 28, 1995, the Fund, for federal income tax purposes, had a capital loss carryforward of $35,035,838, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on February 28, 1997 ($10,822,527), February 28, 1998 ($2,369,461),
February 28, 1999 ($1,124,097) and February 28, 2003 ($20,719,753).

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions  with  Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an amount equal to the lower of a) 0.40% of average net assets on an annualized basis, or b) 0.25% of average daily net assets on an annualized basis and 3.40% of investment income. The investment adviser did not impose a portion of its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations. The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,026 for the six months ended August 31, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $52,452 for the six months ended August 31, 1995, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940, as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $39,205 for the six months ended August 31, 1995. Fees incurred under the distribution plan during the six months ended August 31, 1995 were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $15,643, for Class B shares for the six months ended August 31, 1995. Fees incurred under the distribution plan during the six months ended August 31, 1995 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within twelve months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended August 31, 1995 were $937 and $159,854 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio  Securities
Purchases and sales of investments, other than short-term obligations, aggregated $787,999,860 and $807,940,472, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                               $422,478,401
                                             ============
Gross unrealized appreciation                $  8,609,203
Gross unrealized depreciation                  (3,288,102)
                                             ------------
  Net unrealized appreciation                $  5,321,101
                                             ============

(5) Shares  of  Beneficial  Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                         Six Months Ended                    Year Ended
                                         August 31, 1995                     February 28, 1995
                                         ---------------------------------   ---------------------------------
                                                Shares             Amount           Shares             Amount
--------------------------------------------------------------------------------------------------------------
Shares sold                                  2,439,015   $     23,160,850        3,766,026   $     34,652,633
Shares issued to shareholders in
 reinvestment
 of distributions                              730,261          6,858,558        1,546,361         14,188,551
Shares reacquired                           (4,593,923)       (43,517,177)      (8,908,608)       (82,026,936)
                                        --------------   ----------------   --------------   ----------------
  Net decrease                              (1,424,647)  $    (13,497,769)      (3,596,221)  $    (33,185,752)
                                        ==============   ================   ==============   ================

Class B Shares
                                         Six Months Ended                    Year Ended
                                         August 31, 1995                     February 28, 1995
                                         ---------------------------------   ---------------------------------
                                                Shares             Amount           Shares             Amount
--------------------------------------------------------------------------------------------------------------
Shares sold                                  3,003,832   $     28,311,328        4,578,868   $     42,144,756
Shares issued to shareholders in
 reinvestment
 of distributions                              241,847          2,269,245          466,207          4,278,206
Shares reacquired                           (2,626,749)       (24,808,060)      (5,201,800)       (47,950,160)
                                        --------------   ----------------   --------------   ----------------
  Net increase (decrease)                      618,930   $      5,772,513         (156,725)  $     (1,527,198)
                                        ==============   ================   ==============   ================

(6) Line  of  Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended August 31, 1995 was $2,734.

INDEPENDENT  AUDITORS'  REPORT

To the Trustees and Shareholders of MFS Government Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Securities Fund as of August 31, 1995, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended February 28, 1995, and the financial highlights for the six months ended August 31, 1995, the year ended February 28, 1995, the eleven months ended February 28, 1994 and each of the years in the nine-year period ended March 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Government Securities Fund at August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 6, 1995




                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R)
GOVERNMENT                                        ---------------
SECURITIES                                        BULK RATE
FUND                                              U.S. POSTAGE
                                                  PAID
500 Boylston Street                               PERMIT #55638
Boston, MA 02116                                  BOSTON, MA
                                                  ---------------
[logo] MFS(SM)
THE FIRST NAME IN MUTUAL FUNDS

MGS-3-10/95 29.5M 26/226